Financial instruments - Fair Value Measurements Recognized in the Consolidated Statement of Financial Position - Assets - Key Input (Details) - Put option - Option pricing model [member]	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Exercise multiple	0.75	0.75
Risk free rate of interest (as a percent)	1.20%	1.20%
Expected volatility (as a percent)	46.80%	46.80%
Rate of return (as a percent)	10.00%	10.00%